Exhibit 32.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Fletcher Payne, the Senior Vice President and Chief Financial Officer of Aptose Biosciences Inc. (the “Company”), hereby certify that, to my knowledge:

1.
The Annual Report on Form 10-K for the year ended December 31, 2023 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 29, 2024

/s/ Fletcher Payne
Name:	Fletcher Payne
Title:	Senior Vice President and Chief Financial Officer